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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                DECEMBER 19, 2002

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        001-10435                                          06-0633559
(Commission File Number)                    (IRS Employer Identification Number)




ONE LACEY PLACE, SOUTHPORT, CONNECTICUT                         06490
   (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code (203) 259-7843


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ITEM 5.     OTHER EVENTS

         On December 19, 2002, the Company issued a press release regarding an update to stockholders and other interested parties on preliminary estimates for the fourth quarter and year ending December 31, 2002. For further information, stockholders and other interested parties are referred to the Company's press release dated December 19, 2002, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA
            FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit                                        Description
        -------                                        -----------

          99.1                             Press release dated December 19, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          STURM, RUGER & COMPANY, INC.





                                          By: /s/  Erle G. Blanchard
                                             -----------------------------------
                                             Name:  Erle G. Blanchard
                                             Title: Principal Financial Officer,
                                                    Vice Chairman, President,
                                                    Chief Operating Officer,
                                                    Treasurer and Director


Date:  December 20, 2002


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